                                                                   EXHIBIT 10.30


===============================================================================


===============================================================================














                           STANDBY PURCHASE AGREEMENT

                                 BY AND BETWEEN

                        STERLING CHEMICALS HOLDINGS, INC.

                                       AND

                                FRANK J. HEVRDEJS













===============================================================================

                          DATED AS OF DECEMBER 15, 1998

===============================================================================

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE SECURITIES PURCHASED HEREUNDER HAVE NOT BEEN RECOMMENDED OR APPROVED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE SECURITIES PURCHASED HEREUNDER ARE SUBJECT TO RESTRICTIONS ON
TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

                                TABLE OF CONTENTS

                                                                                                            Page
                                                                                                            ----
Section 1         Definitions and Interpretation............................................................   2
Section 2         Standby Commitment........................................................................   5
Section 3         Closings..................................................................................   6
Section 4         Simultaneous Closings Under Other Purchase Agreements.....................................   7
Section 5         Use of Proceeds...........................................................................   7
Section 6         Representations and Warranties of the Company.............................................   7
Section 7         Representations and Warranties of the Purchaser...........................................   9
Section 8         Compliance with Securities Laws and Agreements............................................  10
Section 9         Changes in Capital Structure..............................................................  12
Section 10        Specific Performance......................................................................  12
Section 11        Notices...................................................................................  12
Section 12        Survival..................................................................................  12
Section 13        Benefit and Burden........................................................................  12
Section 14        No Third Party Rights.....................................................................  13
Section 15        Amendments and Waiver.....................................................................  13
Section 16        Severability..............................................................................  13
Section 17        Expenses..................................................................................  13
Section 18        Governing Law.............................................................................  13
Section 19        Entire Agreement..........................................................................  13

Schedule I        Purchasers

                                                                        HEVRDEJS


                           STANDBY PURCHASE AGREEMENT

              THIS STANDBY PURCHASE AGREEMENT (this "Agreement") is made and entered into as of December 15, 1998 by and between STERLING CHEMICALS HOLDINGS, INC., a Delaware corporation (the "Company"), and FRANK J. HEVRDEJS (the "Purchaser").

                             PRELIMINARY STATEMENTS

         A. The Company and the Purchaser are entering into this Agreement to evidence the Purchaser's agreement to purchase up to 166,667 shares of common stock, par value $0.01 per share, of the Company ("Common Stock").

         B. Simultaneously with the execution and delivery of this Agreement, the Company and Harris Trust and Savings Bank, as agent, entered into a Warrant Agreement dated as of the date hereof (the "Warrant Agreement"). In order to induce the Purchaser to enter into this Agreement, the Company has issued to the Purchaser on the date hereof warrants to purchase 20,000 shares of Common Stock (the "Initial Warrants"). The Initial Warrants are evidenced by a certificate in the form attached as Exhibit A to the Warrant Agreement and are subject to the terms and conditions set forth in the Warrant Agreement and such certificate.

         C. The Company and the Purchaser are parties to the Stockholders Agreement, the Registration Rights Agreement and the Tag-Along Agreement (as such terms are defined below).

         D. In connection with the issuance of the Initial Warrants, the Company, the Purchaser and certain other parties entered into an Amended and Restated Voting Agreement dated as of the date hereof (the "Voting Agreement").

         E. Simultaneously with the execution and delivery of this Agreement, the Company is entering into separate Standby Purchase Agreements, substantially identical to this Agreement, with the other purchasers named in Schedule I (the "Other Purchasers") to evidence the Other Purchasers' agreement to purchase up to the number of shares of Common Stock set opposite their respective names in Schedule I.

              NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

              Section 1. Definitions and Interpretation. Capitalized terms used in this Agreement shall, except where the context otherwise requires, have the following respective meanings:

              "Acts" has the meaning specified in Section 7(e).

              "Agreement" means this Standby Purchase Agreement, as from time to time amended in accordance with the terms hereof.

              "Bankruptcy Event" means that:

                     (i) the Company or any Subsidiary has (A) made a general
              assignment for the benefit of creditors, (B) filed a voluntary bankruptcy petition, (C) become the subject of an order for relief or been declared insolvent in any federal or state bankruptcy or insolvency proceeding, (D) instituted a proceeding or filed an answer in a proceeding seeking to adjudicate itself insolvent or seeking reorganization, arrangement, composition, readjustment, protection, liquidation, winding-up, dissolution or similar relief of it or its debts under any Debtor Relief Law, (E) filed an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in a proceeding of the type described in subclauses (A) through (D) of this clause (i), (F) sought, consented to or acquiesced in an order for relief or the appointment of a trustee, receiver, liquidator or similar official for it or for any substantial part of such its assets or (G) taken any action in furtherance of any such actions; or

                     (ii) any proceeding of the type referred to in clause (i)
              above has been filed or commenced against the Company or any Subsidiary or the Company or any Subsidiary by any act has indicated its approval thereof, consented thereto or acquiesced therein, or an order for relief has been entered in an involuntary case under any Debtor Relief Law, or an order, judgment or decree has been entered appointing a trustee, receiver, custodian, liquidator or similar official or adjudicating it insolvent, or approving the petition in any such proceedings.

              "Business Day" means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York, or Houston, Texas.

              "Closing" has the meaning specified in Section 3(a).

              "Closing Date" has the meaning specified in Section 2(b).

              "Common Shares" means the shares of Common Stock issuable to the Purchaser under this Agreement.

              "Common Stock" has the meaning specified in the Preliminary Statements of this Agreement.

              "Company" has the meaning specified in the opening paragraph hereof.

              "Debtor Relief Laws" means the Bankruptcy Code of the United States, and any successor statute of similar import, and all other applicable dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, fraudulent transfer or conveyance, reorganization or similar debtor relief laws from time to time in effect affecting the rights of creditors generally.

              "Election Notice" has the meaning specified in Section 2(a).

              "Exchange Act" means the Securities Exchange Act of 1934.

              "Form 10-K Report" has the meaning specified in Section 6(d).

              "Governmental Authority" means (i) any nation or government, (ii) any federal, state, county, province, city, town, municipality, local or other political subdivision thereof or thereto, (iii) any court, tribunal, department, commission, board, bureau, instrumentality, agency, council, arbitrator or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and (iv) any other governmental entity, agency or authority having or exercising jurisdiction over any relevant Person, item or matter.

              "Initial Warrants" has the meaning specified in the Preliminary Statements of this Agreement.

              "Laws" means all laws, statutes, rules, regulations, ordinances, orders, writs, injunctions or decrees and other pronouncements having the effect of law of any Governmental Authority.

              "Material Adverse Effect" means a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company and the Subsidiaries, taken as a whole.

              "Other Purchasers" has the meaning specified in the Preliminary Statements of this Agreement.

              "Person" means any individual, corporation, partnership, limited liability company, firm, association, joint venture, Governmental Authority or other entity or enterprise.

              "Purchaser" has the meaning specified in the opening paragraph hereof.

              "Registration Rights Agreement" means the Registration Rights Agreement dated as of August 21, 1996, as amended, among the Company and the Persons named therein.

              "SEC" means the Securities and Exchange Commission.

              "Securities" means the Common Shares, the Warrants and the Warrant Shares.

              "Securities Act" means the Securities Act of 1933.

              "Stockholders Agreement" means the Sterling Chemicals Holdings, Inc. Stockholders Agreement dated effective as of August 21, 1996, as amended, among the Company and the stockholders of the Company parties thereto.

              "Subsequent Warrants" has the meaning specified in Section 3(f).

              "Subsidiary" means any subsidiary of the Company of which greater than 50% of the outstanding shares of capital stock having ordinary voting power for the election of directors is owned directly or indirectly by the Company.

              "Tag-Along Agreement" means the Tag-Along Agreement dated effective as of August 21, 1996, among the Company and the stockholders of the Company parties thereto.

              "Transaction Documents" means, collectively, this Agreement, the Registration Rights Agreement, the Voting Agreement, the Tag-Along Agreement, the Warrant Agreement and the Stockholders Agreement.

              "Voting Agreement" means an Amended and Restated Voting Agreement dated as of the date hereof among the Company and the Persons named therein.

              "Warrants" means the Initial Warrants and the Subsequent Warrants.

              "Warrant Agreement" has the meaning specified in the Preliminary Statements of this Agreement.

              "Warrant Shares" means the shares of Common Stock issuable to the Purchaser upon exercise of the Warrants.

              (b) In this Agreement, unless a clear contrary intention appears:

              (i) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement;

              (ii) reference to any gender includes each other gender and the neuter;

              (iii) all terms defined in the singular shall have the same meanings in the plural and vice versa;

              (iv) reference to any Person includes such Person's heirs, executors, personal representatives, administrators, successors and assigns; provided, however, that nothing contained in this clause (iv) is intended to authorize any assignment not otherwise permitted by this Agreement;

              (v) reference to a Person in a particular capacity or capacities excludes such Person in any other capacity;

              (vi) reference to any contract or agreement means such contract or agreement as amended, supplemented or modified from time to time in accordance with the terms thereof;

              (vii) all references to Sections shall be deemed to be references to the Sections of this Agreement;

              (viii) all references to Exhibits and Schedules shall be deemed to be references to the Exhibits and Schedules attached hereto which are made a part hereof and incorporated herein by reference;

              (ix) the word "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term;

              (x) with respect to the determination of any period of time, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding";

              (xi) the captions and headings contained in this Agreement shall not be considered or given any effect in construing the provisions hereof if any question of intent should arise;

              (xii) reference to any Law means such Law as amended, modified, codified, reenacted, supplemented or superseded in whole or in part, and in effect from time to time; and

              (xiii) no provision of this Agreement shall be interpreted or construed against any party solely because that party or its legal representative drafted such provision.

              Section 2. Standby Commitment. (a) Upon the terms and subject to the satisfaction or waiver of the conditions set forth herein, the Purchaser agrees to purchase from the Company such number of shares of Common Stock (not to exceed 166,667 in the aggregate) as the Company may, in its sole discretion, specify at any time or from time to time, in each case at a price per share, payable in cash, of $6.00. If the Company desires to require the Purchaser to purchase shares of Common Stock as aforesaid, the Company must give the Purchaser not less than 15 days' prior written notice (an "Election Notice"). Each Election Notice shall (i) be given in accordance with Section 11, (ii) refer to this Agreement, (iii) specify the number of shares to be purchased, (iv) specify the applicable Closing Date (as defined below), which may not be later than the third anniversary of the date hereof, and (v) state that, in the good faith judgement of the Company, the sale of the Common Shares referred to in such Election Notice is necessary in order for the Company to maintain, reestablish or enhance its borrowing rights under its revolving credit facilities and/or to satisfy any obligation under the documentation governing its revolving credit facilities to raise additional equity capital. Notwithstanding anything to the contrary contained herein, in no event shall the Company be required to sell or issue any Common Shares unless the Company has given to the Purchaser an Election Notice with respect to such Common Shares pursuant to this paragraph (a) and then only the number of Common Shares specified in such Election Notice. The Company may not revoke any Election Notice given by it as aforesaid.

              (b) For purposes of this Agreement, "Closing Date" means, when used with reference to any purchase of Common Shares, the date on which such purchase is to be consummated; provided, however, that if such date is not a Business Day, then the Closing Date for such purchase shall be automatically extended to the next succeeding Business Day and, provided further, that each Closing Date shall be at least 30 days after the immediately preceding Closing Date, if any.

              Section 3. Closings. (a) The consummation of each purchase of Common Stock pursuant to this Agreement (a "Closing) shall take place on the applicable Closing Date at 10:00 a.m. (Houston time) unless a different time is specified in the applicable Election Notice. Each Closing shall be held at the corporate offices of the Company or at such other place as may be agreed upon by the Company and the Purchaser.

               (b) At each Closing, the Company shall deliver to the Purchaser
(i) a duly executed certificate evidencing the Common Shares being purchased at such Closing and (ii) a duly executed certificate of the chief executive officer, the chief financial officer or the treasurer of the Company, dated the applicable Closing Date, stating that the representations and warranties of the Company contained in Section 6 are true and correct on and as of such Closing Date with the same force and effect as though made on and as of such Closing Date, except for any representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date, and stating that (A) no Bankruptcy Event has occurred and is continuing,
(B) the Company is generally paying its debts as they become due, (C) the Company owns property having a value greater than the amount required to pay the probable liability on its debts and (D) the Company has no plans or intentions to initiate a Bankruptcy Event nor is it aware that any creditor of the Company plans or intends to initiate a Bankruptcy Event.

              (c) If the first Closing occurs before March 1, 1999, then the Company shall issue and deliver to the Purchaser at the first Closing, for no additional consideration, a certificate (in the form attached as Exhibit A to the Warrant Agreement) evidencing warrants to purchase that number of shares of Common Stock (rounded to the nearest whole number) equal to the number of Common Shares purchased by the Purchaser at the first Closing divided by 8.3333.

              (d) If the first Closing occurs before March 1, 1999, then the Company shall issue and deliver to the Purchaser at the second Closing, for no additional consideration, a certificate (in the form attached as Exhibit A to the Warrant Agreement) evidencing warrants to purchase 20,000 shares of Common Stock minus the number of Common Shares covered by the warrants issued to the Purchaser at the first Closing.

              (e) If the first Closing occurs after February 28, 1999, then the Company shall issue and deliver to the Purchaser at the first Closing, for no additional consideration, a certificate (in the form attached as Exhibit A to the Warrant Agreement) evidencing warrants to purchase 20,000 shares of Common Stock.

              (f) All warrants issued to the Purchaser pursuant to this Section 3 are collectively referred to herein as the "Subsequent Warrants". The Subsequent Warrants shall be subject to the terms and conditions set forth in the Warrant Agreement and the certificates evidencing the same.

              (g) At each Closing, the Purchaser shall deliver to the Company
(i) an amount (in immediately available funds) equal to the number of Common Shares being purchased by the Purchaser times $6.00 and (ii) a duly executed certificate of the Purchaser, dated the applicable Closing Date, stating that the representations and warranties of the Purchaser contained in Section 7 are true and correct on and as of such Closing Date with the same force and effect as though made on and as of such Closing Date, except for any representations and warranties made as of a specified date, which shall be true and correct in all material respects as of such specified date.

              Section 4. Simultaneous Closings under Other Purchase Agreements. In no event shall the Purchaser be obligated to consummate any Closing unless simultaneously with such Closing (a) the Company shall sell to the Other Purchasers shares of Common Stock numbering, in the aggregate, not less than the amount (rounded to the nearest whole number) determined by multiplying the number of Common Shares being purchased by the Purchaser at such Closing times
13.99 and (b) the Company shall have received from the Other Purchasers payments (in immediately available funds) of the purchase price for such shares, which shall not be less than $6.00 per share.

              Section 5. Use of Proceeds. The Company shall use the proceeds from the sale of Common Shares at each Closing and the proceeds from each sale of Common Stock to the Other Purchasers as contemplated by Section 4 solely for general corporate purposes.

              Section 6. Representations and Warranties of the Company. The Company represents and warrants to the Purchaser as follows:

              (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the corporate power to own its property and to carry on its business as now being conducted.

              (b) The Company has all requisite corporate power to enter into and perform its obligations under the Transaction Documents and the Warrants and to consummate the transactions contemplated thereby. The Company has taken all corporate actions necessary to authorize it to enter into and perform its obligations under the Transaction Documents and the Warrants and to consummate the transactions contemplated thereby. The Transaction Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally and general equitable principles. Upon issuance in accordance with this Agreement and the Warrant Agreement, the Warrants will have been duly executed and delivered by the Company and will constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally and general equitable principles. The Common Shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and nonassessable. The Warrant Shares have been duly authorized and reserved for issuance and, when issued and paid for upon proper exercise of the Warrants, will be validly issued, fully paid and nonassessable.

              (c) Neither the execution, delivery or performance of any of the Transaction Documents by the Company, nor the consummation by the Company of the transactions contemplated thereby, will violate, or result in a breach of the terms of, or constitute a default under, the charter or bylaws of the Company or any agreement, instrument or other arrangement or obligation to which the Company is subject, except for such violations, breaches or defaults that would not have a Material Adverse Effect.

              (d) The Company has delivered to the Purchaser true and complete copies of (i) the Stockholders Agreement, the Registration Rights Agreement, the Tag-Along Agreement, the Warrant Agreement and the Company's charter and bylaws, in each case as in effect on the date hereof, and (ii) the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 1998 (the "Form 10-K Report"). As of the date hereof, the Form 10-K Report complies in all material respects with all applicable requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, the consolidated financial statements of the Company included in the Form 10-K Report comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements were prepared in accordance with applicable generally accepted accounting principles applied on a consistent basis during the periods involved.

              Section 7. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants to the Company as follows:

              (a) The Purchaser has all requisite power, authority and capacity to execute and deliver the Transaction Documents to which the Purchaser is a party (the "Purchaser Transaction Documents"), to consummate the transactions contemplated thereby and to perform its obligations thereunder. Each of the Purchaser Transaction Documents has been executed and delivered by the Purchaser and constitutes the legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar Laws affecting creditors' rights generally and general equitable principles.

              (b) Neither the execution, delivery and performance by the Purchaser of the Purchaser Transaction Documents, nor the consummation by the Purchaser of the transactions contemplated thereby, will violate, result in a breach of the terms of or constitute a default under, any material agreement, instrument or other arrangement or obligation to which the Purchaser is subject.

              (c) The Purchaser has read and understands this Agreement, including the Schedules and Exhibits hereto, and acknowledges and understands that execution and delivery of this Agreement by the Purchaser creates an irrevocable obligation of the Purchaser, subject to the terms and conditions contained in this Agreement, to purchase the Warrant Shares.

              (d) The Purchaser is an "accredited investor" within the meaning of Regulation D under the Securities Act.

              (e) The acquisition of the Securities by the Purchaser is for the Purchaser's own account, is for investment purposes and is not with a view to, or for offer or sale for the Company in connection with, the distribution of any Securities in violation of the Securities Act, the Exchange Act or any state securities laws (collectively, the "Acts"). The Purchaser is not participating and does not have a participation in any such distribution or the underwriting of any such distribution, and has no present intention of selling or otherwise disposing of any of the Securities in violation of the Acts.

              (f) The Purchaser is aware that neither the SEC nor any state securities commission has approved or disapproved the Securities or passed upon the accuracy or adequacy of this Agreement or any of the other Transaction Documents.

              (g) The Purchaser (i) recognizes that an investment in the Securities involves a high degree of risk, (ii) has such knowledge and experience in financial and business matters as to be capable of evaluating the risks and merits of this investment and protecting the Purchaser's interests in connection with this investment and (iii) is able to bear the economic risk of an investment in the Securities, including the risk of the total loss of such investment.

              (h) The Purchaser has received copies of the Transactions Documents, the Form 10-K Report and the Company's charter and bylaws. The Purchaser has received all the information the Purchaser considers necessary or appropriate for deciding whether to enter into this Agreement or to acquire the Securities, and the Purchaser has had an opportunity to ask questions of and receive answers from the Company regarding the Company and the terms and conditions of the Securities.

              (i) The Purchaser understands that the Securities have not been registered under the Securities Act on the basis that the issuance or sale of the Securities is exempt from the registration provisions thereof, and that the Company's reliance on the exemption is predicated upon the representations of the Purchaser herein.

              (j) The Purchaser has read and understands the terms and provisions of the Transaction Documents and understands that all Common Shares and all Warrant Shares issued to the Purchaser will automatically become subject to the terms and provisions of the Stockholders Agreement, the Tag-Along Agreement and the Voting Agreement. The Purchaser understands that other shares of Common Stock currently held or subsequently acquired by the Purchaser may also become subject to the terms and provisions of the Stockholders Agreement, the Tag-Along Agreement and the Voting Agreement pursuant to the terms thereof.

              Section 8. Compliance with Securities Laws and Agreements. The Purchaser acknowledges, understands and agrees that the following limitations and restrictions are applicable to the purchase, resale and distribution of the
Securities:

              (a) The Purchaser must bear the economic risk of its investment in the Company for an indefinite period of time because the Securities have not been registered under the Acts and, therefore, may not be subsequently offered, sold, transferred, pledged or otherwise disposed of unless and until they have been registered under the Acts or exemptions from registration thereunder are available, and the Purchaser further understands that only the Company can take action to register the Securities.

              (b) The Purchaser has been advised that the Company does not expect that Rule 144 under the Securities Act will be available to the Purchaser with respect to any of the Securities unless the Purchaser is a non-affiliate of the Company (and has not been an affiliate of the Company for at least three months) and has held such Securities for at least one year from the later of the date that they were issued by the Company or the date that they were acquired from an affiliate of the Company.

              (c) The certificates representing the Warrants issued pursuant to this Agreement will bear the legend provided in the Warrant Agreement. The certificates representing the Securities issued pursuant to this Agreement (other than the Warrants) will bear a legend in substantially the following form:

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAW (COLLECTIVELY, THE "ACTS") AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS MADE PURSUANT TO A REGISTRATION STATEMENT UNDER THE ACTS OR PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF. FURTHER, SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF UNLESS AND UNTIL (1) SUCH SECURITIES HAVE BEEN REGISTERED UNDER THE ACTS OR (2) THE HOLDER OF SUCH SECURITIES PROVIDES THE COMPANY WITH (A) AN UNQUALIFIED WRITTEN OPINION OF LEGAL COUNSEL, WHICH COUNSEL AND OPINION (IN FORM AND SUBSTANCE) SHALL BE REASONABLY SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT THE PROPOSED DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACTS OR (B) SUCH OTHER EVIDENCE AS MAY BE REASONABLY SATISFACTORY TO THE COMPANY THAT THE PROPOSED DISPOSITION OF SUCH SECURITIES MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACTS.

              (d) In addition to the legends provided in paragraph (c) above, the certificates evidencing the Common Shares and the Warrant Shares will bear legends in substantially the following forms:

                    BY THE TERMS OF THE STOCKHOLDERS AGREEMENT AND THE TAG-ALONG AGREEMENT, CERTAIN RESTRICTIONS HAVE BEEN PLACED UPON THE TRANSFERABILITY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. THE COMPANY WILL FURNISH A COPY OF THE STOCKHOLDERS AGREEMENT AND THE TAG-ALONG AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE. NO REGISTRATION OR TRANSFER OF ANY SECURITIES REPRESENTED BY THIS CERTIFICATE WILL BE MADE ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL SUCH RESTRICTIONS HAVE BEEN COMPLIED WITH.

                    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF AN AMENDED AND RESTATED VOTING AGREEMENT, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY, AND ARE HELD AND MAY BE SOLD, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF ONLY IN ACCORDANCE WITH SUCH AGREEMENT.

              (e) Stop Transfer Instructions. The Company's stock transfer records will contain stop transfer instructions with respect to the Common Shares and the Warrant Shares to provide notice of the restrictions on the resale or distribution thereof imposed by the Acts and the Stockholders Agreement, the Tag-Along Agreement and the Voting Agreement.

              Section 9. Changes in Capital Structure. In the event of any change after the date hereof in the number of issued shares of Common Stock by reason of any stock dividend, split-up, recapitalization, merger, combination, conversion, exchange of shares or other change in the corporate or capital structure of the Company, then there shall be appropriate and equitable adjustments made in the number and kind of shares of stock or other securities of the Company thereafter issued to the Purchaser pursuant to this Agreement.

              Section 10. Specific Performance. The parties agree that the covenants and obligations contained in this Agreement relate to special, unique and extraordinary matters and that a violation of any of the terms hereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the parties agree that if either party fails or refuses to fulfill any of such party's obligations under this Agreement or to make any payment or deliver any instrument required hereunder, then the other party shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled.

              Section 11. Notices. Any and all notices, requests or other communications hereunder shall be given in writing and delivered by (a) regular, overnight or registered or certified mail (return receipt requested), with first class postage prepaid, (b) hand delivery, (c) facsimile or electronic mail transmission or (d) overnight courier service, to the parties at addresses or facsimile numbers set forth below their respective names on the signature pages hereof, or at such other address or number as shall be designated by either party in a notice to the other party given in accordance with this Section 11. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given, (i) in the case of a notice sent by regular mail, on the date actually received by the addressee, (ii) in the case of a notice sent by registered or certified mail, on the date receipted for (or refused) on the return receipt, (iii) in the case of a notice delivered by hand, when personally delivered, (iv) in the case of a notice sent by facsimile or electronic mail, upon transmission subject to telephone confirmation of receipt, and (v) in the case of a notice sent by overnight mail or overnight courier service, the date delivered at the designated address, in each case given or addressed as aforesaid.

              Section 12. Survival. All representations, warranties and covenants contained in this Agreement shall survive the execution and delivery of this Agreement, the Closings, the delivery of any Securities to the Purchaser and the death or disability of the Purchaser.

              Section 13. Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Company and its successors and assigns and the Purchaser and the Purchaser's heirs, executors, personal representatives, administrators, successors and assigns.

              Section 14. No Third Party Rights. Nothing in this Agreement shall be deemed to create any right in any creditor or other Person not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third party.

              Section 15. Amendments and Waiver. No amendment, modification, restatement or supplement of this Agreement shall be valid unless the same is in writing and signed by the parties. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the party against whom that waiver is sought to be enforced. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder, and no course of dealing between or among the parties, shall operate as a waiver of any right, power or privilege hereunder. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. No notice to or demand on either party in any case shall entitle such party to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any party to any other or further action in any circumstances without notice or demand.

              Section 16. Severability. Should any clause, sentence, paragraph, subsection or Section of this Agreement be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement, and the parties agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom as if such stricken part or parts had never been included herein.

              Section 17. Expenses. The Company will pay, or reimburse the Purchaser for the payment of, all reasonable expenses incurred by the Purchaser prior to the date hereof in connection with this Agreement, including all legal and accounting fees and disbursements. Except as aforesaid, each of the parties shall pay its own expenses incident to this Agreement, including all legal and accounting fees and disbursements.

              Section 18. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED UNDER, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO THE CONFLICT-OF-LAWS PROVISIONS THEREOF.

              Section 19. Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations of the parties with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understandings between the parties, whether written, oral or otherwise, with respect to the subject matter hereof. There are no promises, agreements, conditions, understandings, warranties or representations, oral or written, express or implied, between the parties concerning the subject matter hereof except as set forth herein.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                           STERLING CHEMICALS HOLDINGS, INC.



                           By:
                              ------------------------------------------------
                           Printed Name:
                                        --------------------------------------
                           Title:
                                 ---------------------------------------------


                           Address: Sterling Chemicals Holdings, Inc. 1200 Smith, Suite 1900
                                       Houston, Texas 77002
                                       Attention: General Counsel
                           Facsimile No.: (713) 654-9577
                           E-Mail:  Delkins@sterlingchemicals.com


                           PURCHASER:





                           ---------------------------------------------------
                           Frank J. Hevrdejs

                           Address:
                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------

                                   -------------------------------------------

                           Facsimile No.:
                                         -------------------------------------
                           E-Mail:
                                  --------------------------------------------

                                   SCHEDULE I
                                   PURCHASERS

                                                                                              PERCENTAGE
PURCHASER                                                            NUMBER OF SHARES         ALLOCATION
---------                                                            ----------------         ----------
Gordon A. Cain..................................................        1,333,333                53.33%
William A. McMinn...............................................          333,333                13.33%
James Crane.....................................................          250,000                10.00%
Frank P. Diassi.................................................          166,667                 6.67%
Frank J. Hevrdejs...............................................          166,667                 6.67%
Koch Capital Services, Inc......................................          250,000                10.00%
                                                                       ----------              -------
         Total..................................................        2,500,000               100.00%